Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.8890%


Excess Protection Level
3 Month Average   5.71%
July, 2000   6.01%
June, 2000   4.87%
May, 2000   6.23%


Cash Yield19.26%


Investor Charge Offs 4.57%


Base Rate 8.68%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,529,119,458.18